     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON APRIL 30, 2002
                              REGISTRATION NO. 333-

================================================================================

                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM S-1

                          REGISTRATION STATEMENT UNDER
                           THE SECURITIES ACT OF 1933

                                  PREMCOR INC.
             (Exact Name of Registrant as Specified in its Charter)

           DELAWARE                                   2911                           43-1851087
(State or Other Jurisdiction of           (Primary Standard Industrial              (IRS Employer
 Incorporation or Organization)             Classification Code Number)          Identification No.)

                                 --------------

                        1700 E. PUTNAM AVENUE, SUITE 500
                             OLD GREENWICH, CT 06870
                                 (203) 698-7500

          (Address, Including Zip Code, and Telephone Number, Including
             Area Code, of Registrant's Principal Executive Offices)

                              JEFFRY N. QUINN, ESQ.
                                  PREMCOR INC.
                        1700 E. PUTNAM AVENUE, SUITE 500
                             OLD GREENWICH, CT 06870
                                 (203) 698-7525
                            FACSIMILE: (203) 637-4877
            (Name, Address, Including Zip Code and Telephone Number,
                   Including Area Code, of Agent For Service)

                                 --------------
                                 WITH COPIES TO:
                                 ---------------

EDWARD P. TOLLEY III, ESQ.                          WINTHROP B. CONRAD JR., ESQ.
SIMPSON THACHER & BARTLETT                              DAVIS POLK & WARDWELL
   425 LEXINGTON AVENUE                                 450 LEXINGTON AVENUE
NEW YORK, NEW YORK 10017                             NEW YORK, NEW YORK 10017
      (212) 455-2000                                       (212) 450-4000
FACSIMILE: (212) 455-2502                            FACSIMILE: (212) 450-3890

Approximate date of commencement of proposed sale to the public: As soon as practicable after this Registration Statement becomes effective.

         If any of the securities being registered on this form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, please check the following box. [ ]

         If this form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [X] 333-70314.

         If this form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ] ________.

         If this form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration statement number of the earliest effective registration statement for the same offering. [ ] ________.

         If delivery of the prospectus is expected to be made pursuant to Rule 434, check the following box. [ ] ________.

                                 --------------

====================================================================================================================================
                                                                    PROPOSED MAXIMUM     PROPOSED MAXIMUM
                TITLE OF                         AMOUNT TO BE      AGGREGATE OFFERING   AGGREGATE OFFERING   AMOUNT OF REGISTRATION
       SECURITIES TO BE REGISTERED                REGISTERED       PRICE PER SHARE (1)          PRICE                  FEE
------------------------------------------------------------------------------------------------------------------------------------
Common Stock, par value $0.01  per share...    3,450,000 shares        $ 24                $ 82,800,000           $ 7,618
====================================================================================================================================

(1) Estimated solely for the purpose of calculating the amount of the registration fee pursuant to Rule 457(a) under the Securities Act of 1933, as amended.

                                 --------------

================================================================================

                 EXPLANATORY NOTE AND INCORPORATION BY REFERENCE

         This registration statement is being filed with respect to the registration of additional shares of Common Stock, par value $0.01 per share, of Premcor Inc., a company organized under the laws of the State of Delaware, pursuant to Rule 462(b) under the Securities Act of 1933, as amended. The contents of the earlier effective registration statement (File No. 333-70314) are incorporated in this registration statement by reference.

         The required opinions and consents are listed on an Exhibit Index attached hereto and filed herewith.

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS


ITEM 16. EXHIBITS

EXHIBIT NO.        DESCRIPTION OF EXHIBIT
-----------        ----------------------

5.1                Opinion of Simpson Thacher & Bartlett (filed herewith).
23.1               Consent of Deloitte & Touche (filed herewith).
23.2               Consent of Simpson Thacher & Bartlett (included in Exhibit
                   5.1).
25.1 Power of Attorney (included on signature page of Registration Statement on Form S-1, File No. 333-70314).

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, as amended, the Registrant certifies that it has reasonable grounds that it meets all of the requirements for filing on Form S-1 and has duly caused this Registration Statement on Form S-1 to be signed on its behalf by the undersigned, thereunto duly authorized, in Old Greenwich, Connecticut, on April 30, 2002.

                                             PREMCOR INC.


                                             By: /s/ Jeffry N. Quinn
                                                 -------------------------------
                                             Name:  Jeffry N. Quinn
                                             Title: Executive Vice President and
                                                    General Counsel


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed by the following persons in the capacities indicated and on April 30, 2002.

               SIGNATURE                                          TITLE
               ---------                                          -----

                 *                         President, Chief Executive Officer and Chairman of the
-------------------------------------      Board (principal executive officer)
Thomas D. O'Malley


/s/ William E. Hantke                      Executive Vice President and Chief Financial Officer
--------------------------------------     (principal financial officer)
William E. Hantke

/s/ Dennis R. Eichholz                     Senior Vice President - Finance and Controller
--------------------------------------     (principal accounting officer)
Dennis R. Eichholz

                 *                         Director
--------------------------------------
David I. Foley

                 *                         Director
--------------------------------------
Robert L. Friedman

                 *                         Director
--------------------------------------
Richard C. Lappin

                 *                         Director
--------------------------------------
Stephen I. Chazen

                 *                         Director
--------------------------------------
Marshall A. Cohen

                 *                         Director
--------------------------------------
Jefferson F. Allen

                                           Director
--------------------------------------
Wilkes McClave III

*By: /s/ Jeffry N. Quinn                   Attorney-in-Fact
--------------------------------------
Jeffry N. Quinn

                                  EXHIBIT INDEX

EXHIBIT NO.        DESCRIPTION OF EXHIBIT
-----------        ----------------------

5.1                Opinion of Simpson Thacher & Bartlett (filed herewith).
23.1               Consent of Deloitte & Touche (filed herewith).
23.2               Consent of Simpson Thacher & Bartlett (included in Exhibit
                   5.1).
25.1 Power of Attorney (included on signature page of Registration Statement on Form S-1, File No. 333-70314).